UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05010

The Huntington Funds

(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Michelle Forgach

The Huntington National Bank

41 South High Street

Columbus, OH 43287

(Name and address of agent for service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worchester

1666 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end: October 31

Date of reporting period: July 31, 2011

Item 1. Schedule of Investments.

Huntington World Income Fund

Portfolio of Investments—Unaudited

July 31, 2011

Principal Amount or Shares		Value
Common Stocks — 59.3%
Australia — 0.8%
Financials — 0.8%
6,000	National Australia Bank Ltd.	$158,198

Bermuda — 1.7%
Energy — 1.7%
5,000	Seadrill Ltd. (a)	173,800
20,000	Teekay Tankers Ltd., Class A (a)	163,800

		337,600

Canada — 8.1%
Energy — 5.7%
5,000	Crescent Point Energy Corp.	224,752
5,000	Enerplus Corp. (a)	156,100
9,000	Freehold Royalties Ltd.	189,513
16,000	Pengrowth Energy Corp. (a)	207,200
50,000	Perpetual Energy, Inc.	171,115
21,500	Provident Energy Ltd. (a)	190,705

		1,139,385

Financials — 1.9%
3,100	Bank of Montreal (a)	194,804
3,500	Royal Bank of Canada (a)	188,055

		382,859

Telecommunication Services — 0.5%
2,600	BCE, Inc.	99,211

		1,621,455

France — 0.7%
Telecommunication Services — 0.7%
7,000	France Telecom SA ADR	144,410

Greece — 0.9%
Industrials — 0.9%
11,000	Navios Maritime Partners LP	177,100

Ireland — 1.7%
Information Technology — 1.7%
24,000	Seagate Technology PLC	333,360

Israel — 2.2%
Industrials — 1.1%
1,000	Delek Group Ltd.	224,424

Telecommunication Services — 1.1%
8,500	Cellcom Israel Ltd.	223,805

		448,229

Italy — 0.5%
Telecommunication Services — 0.5%
8,300	Telecom Italia S.p.A. ADR	103,750

New Zealand — 1.0%
Telecommunication Services — 1.0%
18,000	Telecom Corp of New Zealand Ltd. ADR	205,380

Spain — 3.2%
Financials — 3.2%
27,000	Banco Bilbao Vizcaya Argentaria, S.A. ADR	281,340
35,000	Banco Santander SA ADR	357,350

		638,690

Switzerland — 1.3%
Energy — 1.3%
4,100	Transocean Ltd. (a)	252,396

United Kingdom — 2.0%
Energy — 1.5%
14,000	Scottish & Southern Energy PLC	299,342

Health Care — 0.5%
2,200	GlaxoSmithKline PLC ADR (a)	97,724

		397,066

United States — 35.2%
Consumer Staples — 3.5%
8,000	Altria Group, Inc. (a)	210,400
4,200	Reynolds American, Inc. (a)	147,840
5,200	Universal Corp. (a)	190,944
9,000	Vector Group Ltd.	157,590

		706,774

Energy — 13.4%
1,800	BP Prudhoe Bay Royalty Trust	201,618
20,000	Crosstex Energy LP	341,600
2,200	DCP Midstream Partners LP	90,464
10,000	Eagle Rock Energy Partners LP	112,600
5,000	Energy Transfer Partners LP	234,600
3,500	Exterran Partners, LP	82,950
2,400	Inergy LP	75,888
3,000	Kinder Morgan Energy Partners LP	211,470
3,200	Legacy Reserves, LP	88,976
5,000	Linn Energy LLC	200,150
10,000	Natural Resource Partners LP	312,900
3,600	Penn Virginia Resource Partners LP	99,792
3,500	Plains All American Pipeline LP (a)	217,630
7,000	Regency Energy Partners LP	178,010
8,000	Vanguard Natural Resources LLC	244,240

		2,692,888

Financials — 7.1%
6,300	AllianceBernstein Holding LP	107,100
9,000	Annaly Capital Management, Inc.	151,020
12,000	Ares Capital Corp.	193,680
15,000	BlackRock Kelso Capital Corp.	129,450
60,000	Chimera Investment Corp.	184,800
7,000	Hatteras Financial Corp.	187,740
4,400	Invesco Mortgage Capital, Inc.	86,152
17,000	Medical Properties Trust, Inc.	199,920
7,500	Solar Capital Ltd. (a)	172,800

		1,412,662

Health Care — 3.2%
6,000	Eli Lilly & Co. (a)	229,800
21,000	PDL BioPharma, Inc. (a)	129,990
15,000	Pfizer, Inc. (a)	288,600

		648,390

Industrials — 1.9%
4,000	Pitney Bowes, Inc.	86,200
12,000	SeaCube Container Leasing Ltd.	174,120
4,000	TAL International Group, Inc.	123,760

		384,080

Information Technology — 0.7%
17,000	American Software, Inc., Class A	145,520

Materials — 1.3%
3,000	Southern Copper Corp. (a)	102,480
1,000	Terra Nitrogen Co. LP	154,010

		256,490

Real Estate Investment Trusts — 0.5%
2,500	HCP, Inc.	91,825

Telecommunication Services — 4.1%
6,600	AT&T, Inc.	193,116
3,800	BCE, Inc.	145,046
7,000	CenturyLink, Inc.	259,770
19,000	Windstream Corp.	231,990

		829,922

Utilities — 0.5%
2,100	AmeriGas Partners LP	89,712

		7,056,645

Total Common Stocks (Cost $12,725,412)		12,075,897

Foreign Bonds — 11.4%
Greece — 1.0%
320,000	KFW, EMTN, 9.250%, 10/22/12 (b)	208,655

Hungary — 2.5%
28,000,000	Hungary Government Bond, Series 14/C, 5.500%, 2/12/14 (b)	145,953
26,880,000	Hungary Government Bond, Series 13/D, 6.750%, 2/12/13 (b)	144,322
38,360,000	Hungary Treasury Bills, Series 3M, 0.000%, 10/5/11 (b) (c)	202,214

		492,489

Indonesia — 1.8%
1,300,000,000	Indonesia Treasury Bill, Series SP22, 0.000%, 11/10/11 (b) (c)	150,441
1,700,000,000	Indonesia Government Bond, Series FR55, 7.375%, 9/15/16 (b)	207,264

		357,705

Isreal — 1.0%
700,000	Israel Government Bond, Series 816, 4.250%, 8/31/16 (b)	207,123

Mexico — 1.5%
3,350,000	Mexican Bonos, Series MI10, 8.000%, 12/19/13 (b)	303,785

Poland — 2.0%
560,000	Poland Government Bond, Series 416, 5.000%, 4/25/16 (b)	198,734
530,000	Poland Government Bond, Series 414, 5.750%, 4/25/14 (b)	194,868

		393,602

South Africa — 0.5%
620,000	South Africa Government Bond, Series R201, 8.750%, 12/21/14 (b)	97,796

Turkey — 1.1%
394,000	Turkey Government Bond, 8.000%, 1/29/14 (b)	227,855

Total Foreign Bonds (Cost $2,293,388)		2,289,010

Preferred Stocks — 8.9%
Germany — 0.9%
Financials — 0.9%
7,000	Allianz SE, 8.375%	182,875

United States — 8.0%
Consumer Discretionary — 1.7%
13,000	Comcast Corp., 7.000%	330,980

Financials — 3.7%
5,400	BB&T Capital Trust V, 8.950%	141,372
13,000	Goldman Sachs Group Inc./The, 6.125%	322,270
5,400	JPMorgan Chase Capital XXVI, 8.000%	140,130
5,000	M&T Capital Trust IV, 8.500%	131,500

		735,272

Real Estate Investment Trusts — 2.2%
9,000	Kimco Realty Corp., Series G, 7.750%	233,280
8,000	Vornado Realty LP, 7.875%	212,800

		446,080

Telecommunication Services — 0.4%
3,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	86,190

		1,598,522

Total Preferred Stocks (Cost $1,807,563)		1,781,397

Corporate Bonds — 6.2%
Australia — 1.8%
Financials — 1.8%
2,340,000	Toyota Finance Australia, EMTN, 6.900%, 12/21/11 (b)	350,245

Luxembourg — 0.6%
Financials — 0.6%
207,000	European Investment Bank, EMTN, 17.000%, 1/18/12 (b)	127,491

United Kingdom — 0.6%
Financials — 0.5%
860,000,000	European Bank for Reconstruction & Development, GMTN, 7.200%, 6/8/16 (b)	105,534

United States — 3.3%
Financials — 2.2%
186,000	General Electric Capital Corp., EMTN, 15.625%, 8/15/11	110,291
255,000	General Electric Capital Corp., EMTN, 5.000%, 2/28/14	224,391
150,000	International Bank for Reconstruction & Development, GMTN, 8.750%, 6/15/12	97,055

		431,737

Real Estate Investment Trusts — 1.1%
200,000	Developers Diversified Realty Corp., 7.500%, 4/1/17	230,884

		662,621

Total Corporate Bonds (Cost $1,220,503)		1,245,891

Exchange-Traded Funds — 5.2%
United States — 5.2%
6,500	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	90,090
2,000	iShares iBoxx $ High Yield Corporate Bond Fund	182,100
8,000	iShares S&P U.S. Preferred Stock Index Fund	309,600
6,500	PowerShares Emerging Markets Sovereign Debt Portfolio	178,880
4,300	ProShares UltraShort 20+ Year Treasury Fund *	135,364
3,800	ProShares UltraShort 7-10 Year Treasury Fund *	138,738

		1,034,772

Total Exchange-Traded Funds (Cost $1,078,859)		1,034,772

Cash Equivalents — 9.9%
1,985,040	Huntington Money Market Fund, Interfund Shares, 0.010% (d) (e)	1,985,040

Total Cash Equivalents (Cost $1,985,040)		1,985,040

Total Investments (Cost $21,110,765) — 101.9%		20,412,007

Liabilities in Excess of Other Assets — (1.9)%		(385,047)

Net Assets — 100.0%		$20,026,960

(a)	All or a portion of the security is held as collateral for options.
(b)	Foreign-denominated security. Principal amount is reported in applicable country’s currency.
(c)	Zero coupon capital appreciation bond.
(d)	Investment in affiliate.
(e)	Rate disclosed is the seven day yield as of July 31, 2011.
*	Non-income producing security.

ADR — American Depositary Receipt

LP — Limited Partnership

LLC – Limited Liability Company

MTN – Medium Term Note

EMTN – Euro Medium Term Note

GMTN – Global Medium Term Note

NOTES TO PORTFOLIO OF INVESTMENTS (UNAUDITED)

As of July 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) is as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) *
World Income Fund	$21,401,941	$181,025	$(1,170,959)	$(989,934)

*	The difference between the book-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discounts, and the return of capital adjustments from real estate investment trusts.

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At July 31, 2011, The Trust operates 37 separate series, or mutual funds, 25 retail portfolios and 12 variable annuity portfolios, each with its own investment objective and strategy. Effective May 2, 2011, the Huntington World Income Fund (“World Income Fund” or “Fund”) was added to the Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuations

The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges.

The Trust calculates the NAV for the Fund by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of options contracts traded for that issue) on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of the circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Fund’s Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities (including foreign equity securities) are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Option securities are generally recognized as Level 1 securities in the fair value hierarchy. Debt securities are generally recognized as Level 2 securities in the fair value hierarchy. Mutual funds, exchange traded funds and cash equivalents are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities).

For the period May 2, 2011 (commencement of operations) through July 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2011, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for the World Income Fund:

	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
World Income Fund
Common Stocks	$12,075,897	$—	$—	$—	$12,075,897	$—
Foreign Bonds	—	—	2,289,010	—	2,289,010	—
Preferred Stocks	1,781,397	—	—	—	1,781,397	—
Corporate Bonds	—	—	1,245,891	—	1,245,891	—
Exchange-Traded Funds	1,034,772	—	—	—	1,034,772	—
Cash Equivalents	1,985,040	—	—	—	1,985,040	—
Written Options	—	(37,559)	—	—	—	(37,559)

Total	16,877,106	(37,559)	3,534,901	—	20,412,007	(37,559)

*	Other financial investments are derivative instruments not reflected on the Portfolio of Investments, such as written options contracts.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between all levels as of July 31, 2011.

B. Repurchase Agreements

The Fund may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Assets Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

C. When-Issued and Delayed Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E. Derivative Instruments

The Fund may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Fund may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—The Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At July 31, 2011, the Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of World Income Fund’s written option activity for the period ended July 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 05/02/2011	—	$—
Options written	2,268	133,990
Options expired	(529)	(25,669)
Options closed	(386)	(43,886)
Options exercised	(128)	(11,428)
Outstanding at 07/31/2011	1,225	$53,007

At July 31, 2011, World Income Fund had the following outstanding written option contracts:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation/(Depreciation)
Altria Group, Inc.	Call	August 2011	$28	80	$320	$2,800
Bank of Montreal	Call	August 2011	65	31	1,395	589
Eli Lilly & Co.	Call	September 2011	39	66	3,432	(264)
Enerplus Corp.	Call	August 2011	32	50	1,750	700
Enerplus Corp.	Call	September 2011	32	50	3,250	(20)
GlaxoSmithKline PLC	Call	September 2011	46	22	1,100	415
PDL BioPharma, Inc.	Call	August 2011	7	150	1,125	975
Pengrowth Energy Corp.	Call	August 2011	13	160	6,400	(1,760)
Pfizer, Inc.	Call	August 2011	20	150	2,550	1,350
Plains All American Pipeline LP	Call	August 2011	65	16	176	631
Provident Energy Ltd.	Call	September 2011	10	105	788	157
Reynolds American, Inc.	Call	August 2011	39	42	2,415	483
Royal Bank of Canada	Call	September 2011	55	35	5,075	419
Seadrill Ltd.	Call	August 2011	35	50	4,000	1,349
Solar Capital Ltd.	Call	August 2011	25	75	563	2,737
Southern Copper Corp.	Call	August 2011	38	30	600	1,320
Teekay Tankers Ltd.	Call	August 2011	10	20	200	175
Transocean Ltd.	Call	August 2011	67.50	41	1,640	1,312
Universal Corp.	Call	August 2011	40	52	780	2,080

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$15,448

F. Securities Lending

To generate additional income, the Fund may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Fund, based on the prior day’s closing price. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Fund retains all or a portion of the interest received on investment of collateral or receives a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Fund or the borrower at any time and, therefore, are not considered to be illiquid investments. Brown Brothers Harriman (“BBH”) serves as the sub-custodian for the securities lending. BBH retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans. As of July 31, 2011, the Fund did not have securities on loan.

G. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee. At July 31, 2011, the Fund did not hold any restricted securities.

H. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

I. General

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in a certain affiliated money market fund which is managed by the Adviser. A summary of the Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	05/02/2011 Market Value	Purchases	Sales	07/31/11 Market Value	Income
World Income Fund	$—	$19,947,291	$(17,962,251)	$1,985,040	$49

Item 2. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2a under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Huntington Funds

By (Signature and Title)	/s/ R. Jeffrey Young
R. Jeffrey Young, Principal Executive Officer

Date 9/26/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ R. Jeffrey Young
R. Jeffrey Young, Principal Executive Officer

Date 9/26/2011

By (Signature and Title)	/s/ Robert Silva
Robert Silva, Treasurer and Principal Financial Officer
Date 9/26/2011